SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        PennFed Financial Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               September 24, 2001



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of PennFed Financial Services, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 10:00 a.m., local time, on Wednesday, October 24, 2001, at the Fairfield Executive Inn, located at 216-234 Route 46 East, Fairfield, New Jersey.

         An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of the Company's auditors. In addition, the Meeting will include management's report to you on the Company's 2001 financial and operating performance.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Your Board of Directors and management are committed to the continued success of PennFed Financial Services, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

                                                           Very truly yours,



                                                        /s/ Joseph L. LaMonica
                                                        ----------------------
                                                        Joseph L. LaMonica
                                                        President and Chief
                                                         Executive Officer

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 24, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PennFed Financial Services, Inc. (the "Company") will be held at the Fairfield Executive Inn, located at 216-234 Route 46 East, Fairfield, New Jersey, at 10:00 a.m., local time, on Wednesday, October 24, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                  1.  The election of two directors of the Company;

                  2. The ratification of the appointment of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 7, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for stockholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                             By Order of the Board of Directors



                                             /s/ William C. Anderson
                                             -----------------------
                                             William C. Anderson
                                             Chairman of the Board
West Orange, New Jersey
September 24, 2001

--------------------------------------------------------------------------------


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2001

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PennFed Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Fairfield Executive Inn, located at 216-234 Route 46 East, Fairfield, New Jersey, on Wednesday, October 24, 2001, at 10:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 24, 2001. Certain of the information provided in this Proxy Statement relates to Penn Federal Savings Bank ("Penn Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending June 30, 2002.

Vote Required and Proxy Information

         All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees named in this Proxy Statement and for the ratification of the appointment of Deloitte & Touche LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Deloitte & Touche LLP as the Company's auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 7, 2001 will be entitled to one vote for each share then held. As of that date, the Company had 7,661,428 shares of common stock issued and outstanding. The following table sets forth, as of September 7, 2001, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the common stock; (ii) each of the executive officers of the Company and the Bank who do not beneficially own more than five percent of the common stock but who are named in the "Summary Compensation Table" below; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of common stock by directors of the Company, see "Proposal I. Election of Directors--General."


                                                          Shares        Percent
                                                       Beneficially       of
                   Beneficial Owner                       Owned          Class
                   ----------------                       -----          -----
PennFed Financial Services, Inc.                        904,617(1)       11.81%
Employee Stock Ownership Plan
622 Eagle Rock Avenue
West Orange, New Jersey 07052-2989

Tontine Partners, L.P.
Tontine Financial Partners, L.P.                        732,100(2)        9.56%
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
200 Park Avenue
Suite 3900
New York, New York 10166

The Trust Company of New Jersey                         649,977(3)        8.48%
35 Journal Square
Jersey City, New Jersey 07036

John Hancock Mutual Life Insurance Company and          611,000(4)        7.98%
John Hancock Subsidiaries, Inc.
P.O. Box 111
Boston, Massachusetts 02117
              and
The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Dimensional Fund Advisors                               558,500(5)        7.29%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

William C.  Anderson                                    428,061(6)        5.38%
Chairman of the Board of Directors

Joseph L. LaMonica                                      525,003(7)        6.54%
President and Chief
Executive Officer

Patrick D. McTernan                                     193,587(7)        2.49%
Senior Executive Vice President,
General Counsel and Secretary

Lucy T. Tinker                                          164,437(7)        2.12%
Senior Executive Vice President
and Chief Operating Officer(8)

Jeffrey J. Carfora                                       77,965(7)        1.01%
Executive Vice President and
Chief Financial Officer(8)

                                                          Shares       Percent
                                                       Beneficially       of
Beneficial Owner                                          owned         Class
-----------------------------------------                 -----         -----
Barbara A. Flannery                                      76,297(7)      0.99%
Executive Vice President and
Retail Banking Group Executive of the Bank

Directors and executive officers                      1,843,371(9)     20.93%
of the Company and the Bank
as a group (10 persons)
                                footnotes follow
--------------
(1) The amount reported represents shares held by the PennFed Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"), 544,339 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares are voted by the trustee in the same proportion that the allocated shares are voted pursuant to participant instructions.

(2) As reported by Tontine Partners, L.P. ("TP"), Tontine Financial Partners, L.P. ("TF"), Tontine Management, L.L.C. ("TM"), Tontine Overseas Associates, L.L.C. ("TO") and Jeffrey L. Gendell in Amendment No. 1 to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2001. TM is general partner of TF and TP and Mr. Gendell serves as the managing member of TM and TO. With respect to the 732,100 shares listed, TP reported shared voting and dispositive powers over 130,500 shares, TF reported shared voting and dispositive powers over 432,500 shares, TM reported shared voting and dispositive powers over 563,000 shares, TO reported shared voting and dispositive powers over 169,100 shares and Mr. Gendell reported shared voting and dispositive powers over all 732,100 shares.

(3) As reported by The Trust Company of New Jersey ("Trust Co.") in Amendment No. 1 to a Schedule 13G filed with the SEC on February 15, 2001. Trust Co. reported sole voting and dispositive powers over 648,977 shares and shared voting and dispositive powers over 1,000 shares.

(4) As reported by John Hancock Mutual Life Insurance Company ("JHMLIC"), JHMLIC's wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in Amendment No. 4 to a Schedule 13G filed with the SEC on January 20, 1999. JHMLIC, JHSI, and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and dispositive powers as to all of such shares.

(5) As reported by Dimensional Fund Advisors ("Dimensional") in a Schedule 13G filed with the SEC on February 2, 2001. Dimensional reported sole voting and dispositive powers over all shares listed.

(6) Includes 296,230 shares which Mr. Anderson has the right to acquire pursuant to stock options that are currently exercisable.

(7) Includes shares held directly, shares allocated to the accounts of the officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the officers' families, by trusts of which the officer is a trustee or substantial beneficiary, with respect to which the officer may be deemed to have sole or shared voting and/or dispositive powers. Also includes 365,114, 111,784, 85,230, 47,834 and 47,634 shares which
         Mr. LaMonica, Mr. McTernan, Ms. Tinker, Mr. Carfora and Ms. Flannery, respectively, have the right to acquire pursuant to stock options that are currently exercisable.

(8) Ms. Tinker will be retiring from the Company on September 28, 2001. Upon Ms. Tinker's retirement, Mr. Carfora will assume her responsibilities and the title of Chief Operating Officer, in addition to his current responsibilities and title.

(9) This amount includes shares held directly, shares allocated to the accounts of executive officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families, by certain related entities or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 1,147,026 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are currently exercisable, and excludes 12,160 shares of which Mario Teixeira, Jr., a director of the Company, disclaims beneficial ownership.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors consists of six members, each of whom is also a director of the Bank. Each of the current directors of the Company has served in such capacity since its incorporation in March 1994. The Board is divided into three classes, each of which contains one-third of the Board. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of September 7, 2001, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee may be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                                    Shares of
                                                                                                  Common Stock      Percent
                                             Position(s) Held             Director    Term to     Beneficially        of
              Name                Age         in the Company              Since(1)    Expire        Owned(2)         Class
-------------------------------  -----       ----------------             --------   --------      ---------        ------
                                        NOMINEES

William C. Anderson               53    Chairman of the Board               1979       2004          428,061         5.38%

Amadeu L. Carvalho                72    Director                            1990       2004          113,872         1.47%

                                        DIRECTORS CONTINUING IN OFFICE

Patrick D. McTernan               49    Director, Senior                    1989       2002          193,587         2.49%
                                        Executive Vice
                                        President, General
                                        Counsel and Secretary

Marvin D. Schoonover              51    Director                            1990       2002           81,020         1.05%


Joseph L. LaMonica                51    Director, President and             1987       2003          525,003         6.54%

                                        Chief Executive Officer
Mario Teixeira, Jr.               65    Director                            1971       2003          174,936(3)      2.26%


---------------
(1) Includes service as a director of the Bank prior to the formation of the Company.
(2) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the director's family, held by certain related entities or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include 296,230, 67,600, 111,784, 49,600, 365,114 and 71,000 shares which Messrs.
    Anderson, Carvalho, McTernan, Schoonover, LaMonica and Teixeira, respectively, have the right to acquire pursuant to stock options that are currently exercisable. With respect to Messrs. LaMonica and McTernan, amounts also include 18,251 shares which have been allocated to each of their respective accounts under the ESOP.
(3) Amount excludes 12,160 shares of which Mr. Teixeira disclaims beneficial ownership.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present principal occupation for at least five years unless otherwise indicated.

         William C. Anderson--Mr. Anderson has been Chairman of the Board of the Company since its incorporation in March 1994 and Chairman of the Board of Penn Federal since 1988. Mr. Anderson is also the Chairman of the Board and President of John Young Company, Inc., a real estate agency located in Caldwell, New Jersey.

         Amadeu L. Carvalho--Mr. Carvalho, retired Controller of the Singer Company, currently is in private accounting practice in Elizabeth, New Jersey. His practice includes tax services and business and strategic planning for small and medium size companies.

         Patrick D. McTernan--Mr. McTernan has been General Counsel and Secretary of the Company since its incorporation. He joined Penn Federal in 1989 as Senior Vice President and General Counsel, was promoted to Executive Vice President and General Counsel in 1992 and was named Senior Executive Vice President in 1999.

         Marvin D. Schoonover--Mr. Schoonover is a Senior Account Executive with the EMAR Group, Inc., an insurance agency located in Livingston, New Jersey, and is responsible for the marketing, sales and servicing of commercial property and casualty insurance. Mr. Schoonover first joined the EMAR Group, Inc. in 1980.

         Joseph L. LaMonica--Mr. LaMonica has been President and Chief Executive Officer of the Company since its incorporation in March 1994, and of Penn Federal since 1988. Mr. LaMonica has served Penn Federal in various capacities since joining the Bank in 1980. He also is a member of the Board of Directors of the Saint James Foundation, a philanthropic organization, and serves in an advisory capacity to the Ironbound Ambulance Squad.

         Mario Teixeira, Jr.--Mr. Teixeira has been a licensed funeral director since 1961. He is owner and President of the Buyus Funeral Home in Newark and owns the Bernauer Funeral Home and the Rucki Funeral Home, both located in Newark, as well as the Shaw-Buyus Home for Services, located in Kearny, New Jersey.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 2001, the Board of Directors met 14 times. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Executive and Audit Committees.

         The Executive Committee is comprised of all members of the Board. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by Delaware law. This Committee did not meet during fiscal 2001.

         The Audit Committee is comprised of Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee reviews audit reports and related matters to ensure compliance with regulatory and internal policies and procedures. The Audit Committee met two times in fiscal 2001. For additional information on the Company's Audit Committee, see "Audit Committee Matters" below.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board of Directors met one time in fiscal 2001 in its capacity as a nominating committee.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 60 days prior to the meeting date. If, however, less than 70 days' notice of the date of the meeting is first given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

         Meetings and Committees of the Bank. The Bank's Board of Directors generally meets twice per month and may have additional special meetings upon the written request of the Chairman of the Board, the President or at least three directors. The Bank's Board of Directors met 24 times during the fiscal year ended June 30, 2001. During fiscal 2001, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Audit, Human Resources and Compensation Committees, as well as other committees which meet periodically. Set forth below is a description of certain committees of the Bank.

         The Audit Committee is responsible for the oversight of the Bank's Internal Audit Department and for the review of the Bank's annual audit report prepared by the Bank's independent auditors. Only non-employee directors may serve on the Audit Committee. The current members of the committee are Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee met four times during fiscal 2001.

         The Bank's Human Resources Committee is responsible for the review and approval of the numerous personnel policies of the Bank. This Committee addresses, among other things, the Bank's benefit programs and plans and affirmative action plan. The current members of the Human Resources Committee are Directors Teixeira (Chairman), Schoonover and LaMonica. The Committee met one time during fiscal 2001.

         The Bank's Compensation Committee, which acts as the compensation committee of the Company and the Bank, determines salary ranges and incentive compensation. This Committee is also responsible for administering the Stock Option and Incentive Plan and Management Recognition Plan (the "MRP"). The current members of the Compensation Committee are Directors Carvalho (Chairman) and Teixeira. This Committee met one time during the fiscal year ended June 30, 2001.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001:

         o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2001 audited financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

         Submitted by the Audit Committee of the Company's Board of Directors:

                               William C. Anderson
                               Amadeu L. Carvalho
                               Mario Teixeira, Jr.

         Independence of Members and Audit Committee Charter. Each of Messrs. Anderson, Carvalho and Teixeira is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Company has adopted a written charter for the audit committee. A copy of the charter is attached to this proxy statement as Appendix A.

Director Compensation

         The Company's directors are not paid fees for their service in such capacity. Non-employee directors of the Bank were each paid a fee of $33,000 for fiscal 2001 except for the Chairman who received $69,000. Each non- employee director also received $400 for attendance at each meeting of the Board's standing committees and $5,000 for the payment of an annual life insurance premium.

Executive Compensation

         The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer and to the four highest earning executive officers of the Company and the Bank, each of whom earned a salary and bonus for fiscal 2001 in excess of $100,000 (the "Named Officers").

                                             SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                    Long-Term
                                                                                   Compensation
                                                                           ----------------------------
                  Annual Compensation
--------------------------------------------------------------------------            Awards
                                                                           ----------------------------
                                                                              Restricted    Securities
                                                                                Stock       Underlying       All Other
                                                 Salary          Bonus          Award(s)      Options        Compensation
    Name and Principal Position       Year         ($)            ($)             ($)           (#)             ($)(1)
--------------------------------------------------------- ---------------- ---------------------------- ------------------
Joseph L. LaMonica,                   2001       $366,894       $      ---        ---           ---            $86,407
President and Chief                   2000        349,378              ---        ---           ---             60,182
 Executive Officer                    1999        328,922              ---        ---           ---             62,260

Patrick D. McTernan,                  2001       $204,339       $      ---        ---           ---            $73,240
Senior Executive Vice                 2000        194,250              ---        ---         3,084             49,106
 President, General Counsel and       1999        190,977              ---        ---           ---             52,540
 Secretary

Lucy T. Tinker,                       2001       $204,339       $      ---        ---           ---            $81,614
Senior Executive Vice President       2000        194,250              ---        ---         2,584             56,127
 and Chief Operating Officer(2)       1999        190,977              ---        ---           ---             59,103

Jeffrey J. Carfora,                   2001       $126,846       $      ---        ---           ---            $47,645
Executive Vice President and          2000        120,000              ---        ---         3,084             31,868
 Chief Financial Officer(2)           1999        116,461              ---        ---           ---             40,952

Barbara A. Flannery                   2001       $126,846       $      ---        ---           ---            $48,040
Executive Vice President              2000        120,000              ---        ---         3,084             31,798
 and Retail Banking Group             1999        116,461              ---        ---           ---             40,398
 Executive of the Bank


(1) Includes imputed income under the group term life insurance plan, income attributable under whole-life insurance policy, employer contributions to Penn Federal's 401(k) Plan and ESOP allocations, respectively, for fiscal 2001, 2000 and 1999 as follows: Mr. LaMonica - 2001: $2,263, $21,773, $2,625 and $59,746; 2000: $2,165, $18,358, $2,650, and $37,009; and 1999: $2,854,
    $15,109, $2,800 and $41,497; Mr. McTernan - 2001: $810, $9,987, $2,697 and
    $59,746; 2000:$1,188, $8,409, $2,500, and $37,009; and 1999: $1,566, $6,915,
    $2,562 and $41,497; Ms. Tinker - 2001: $4,000, $15,314, $2,554 and $59,746;
    2000: $3,575, $14,030, $1,513 and $37,009; and 1999: $4,545, $11,629, $1,432
    and $41,497; Mr. Carfora - 2001: $372, $0, $2,537 and $44,736; 2000: $502,
    $0, $2,492, and $28,874; and 1999: $571, $0, $2,329 and $38,052; and Ms.
    Flannery - 2001: $558, $0, $1,903 and $45,579; 2000: $502, $0, $1,869, and
    $29,427; and 1999: $573, $0, $1,747 and $38,078.

(2) Ms. Tinker will be retiring from the Company on September 28, 2001. Upon Ms. Tinker's retirement, Mr. Carfora will assume her responsibilities and the title of Chief Operating Officer, in addition to his current responsibilities and title.

         The following table sets forth certain information concerning stock option exercises during the last fiscal year and the number and value of stock options held by the Named Officers as of June 30, 2001. No stock options were granted to the Named Officers in fiscal 2001.

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                                                      Number of Securities             Value of Unexercised
                             Shares                    Underlying Unexercised            In-the-Money Options
                            Acquired                 Options at FY-End (#)(1)               FY-End ($)(2)
                               on           Value    ----------------------------------------------------------------
                            Exercise      Realized
       Name                   (#)           ($)       Exercisable    Unexercisable    Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica           1,300       $22,464 (3)    366,450           ---          $5,347,383           ---
Patrick D. McTernan         20,000      $229,690 (3)    121,784           ---          $1,851,686           ---
Lucy T. Tinker                 ---           ---        164,434           ---          $2,606,832           ---
Jeffrey J. Carfora             ---           ---         47,834           ---            $639,116           ---
Barbara A. Flannery            200        $2,738 (3)     47,634           ---            $635,546           ---


(1) Adjusted for the two-for-one stock split in the form of a 100% stock dividend paid on the Company's common stock on February 10, 1998.
(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the in-the-money options based on the closing price of the common stock on the Nasdaq National Market on June 30, 2001 ($23.10). An option is in-the-money if the exercise price of the option is less than the market value of the common stock.
(3) Represents the difference between the market value of the shares acquired upon exercise at the time of exercise (the average of the high and low per share prices of the common stock on the Nasdaq National Market on the date of exercise) and the exercise price ($5.25 per share).

Employment Agreements

         On November 28, 2000, the Company entered into new employment agreements with Mr. LaMonica, Mr. McTernan, Ms. Tinker, Mr. Carfora and Ms. Flannery, replacing the existing employment agreements between Penn Federal and these officers. Each new agreement is for a five-year term and provides for extensions of one year, in addition to the then-remaining term under the agreement, on each November 28, as long as (1) the Company has not notified the officer at least 90 days in advance that the term will not be extended further and (2) the officer has not received an unsatisfactory performance review by the Board of Directors of the Company or the Bank. Each agreement provides for an annual base salary not less than the officer's current salary, discretionary and performance-based bonuses and participation in benefit plans and the receipt of fringe benefits to the same extent as the other executive officers of the Company and the Bank.

         Each agreement provides that if the officer's employment is involuntarily terminated, then during the lesser period (referred to below as the "applicable payout period") of the remaining term of the agreement or three years after the date of termination, he or she will be entitled to receive (1) on a monthly basis, 1/12th of his or her annual salary and 1/12th of the average annual amount of cash bonus and cash incentive compensation for the two full fiscal years preceding the date of termination, subject to reduction by the amount of any cash income earned from providing personal services during the applicable payout period; (2) substantially the same life and disability insurance coverage and health and dental benefits as he or she would have received if he or she had remained employed, subject to reduction to the extent the officer receives equivalent or better benefits from another employer; and
(3) if the involuntary termination occurs within the six months preceding, at the time of, or within 24 months after a change in control of the Company, an amount in cash equal to 299% of the officer's "base amount" (as defined in Section 280G of the Internal Revenue Code), less the acceleration and lapse value of stock options held by the officer that are taken into account under
Section 280G of the Internal Revenue Code. The term "involuntary termination" is defined as termination of the officer's employment by the Company or the Bank (other than for cause, or due to death, disability or specified violations of law) without the officer's consent or by the officer following a material reduction of or interference with his or her duties, responsibilities or benefits without his or her consent.

         Based on current compensation levels, if the employment of Mr. LaMonica, Mr. McTernan, Ms. Tinker, Mr. Carfora and Ms. Flannery had been involuntary terminated as of June 30, 2001, under circumstances entitling them to severance pay described in items (1) and (3) above, they would have been entitled to receive monthly cash payments of approximately $30,575, $17,028, $17,028, $10,571 and $10,571, respectively, for three years after termination, and lump sum cash payments of approximately $1,613,659, $863,051, $865,740, $405,018 and $398,655, respectively. Each agreement provides that to the extent the officer receives any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Internal Revenue Code and subject him or her to excise tax under Section 4999 of the Internal Revenue Code, he or she will be paid an additional amount that will offset the effect of any such excise tax. Each agreement also provides that to the extent the officer's total compensation for any calendar year exceeds the greater of $1,000,000 or the maximum amount of compensation deductible by the Company under Section 162(m) of the Internal Revenue Code (the greater of these two amounts referred to below as the "maximum allowable amount"), the excess amount must be deferred, with interest at 8% per annum compounded annually, to a calendar year in which the amount to be paid to the officer in that year (including deferred amounts and interest) does not exceed the maximum allowable amount.

         As noted elsewhere in this proxy statement, Ms. Tinker will be retiring from the Company and the Bank on September 28, 2001. Upon payment of all amounts owed to her as of her retirement date, the Company's obligations to Ms. Tinker under her employment agreement will cease.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans by the Bank to its senior officers and directors are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to the Bank's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Company's Board of Directors has furnished the following report on executive compensation:

         Penn Fed's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its affiliates. The policies and plans established are designed to enhance both short-term and long- term operational performance of the Bank and to build stockholder value through anticipated appreciation in the Company's common stock price.

         One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Company to attract and retain quality executives at competitive compensation levels and which enhance stockholder value by aligning closely the financial interests of the Company's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies primarily compare the compensation of the Bank's officers to officers of other local financial institutions.

         With respect to Mr. LaMonica's base salary for the fiscal year ended June 30, 2001, the Committee took into account a comparison of salaries of chief executive officers of local financial institutions and financial institutions comparable in size to the Bank. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. LaMonica's base salary for fiscal year 2001 was increased by $18,000 from his base salary for fiscal year 2000 because the Committee determined that Mr. LaMonica was undercompensated when compared to chief executive officers of other institutions with the same asset size as the Bank and because of the Company's numerous achievements during fiscal 2001 attributable to the performance of Mr. LaMonica.

         The Bank and the Company have included stock option and restricted stock awards as key elements in their total compensation package. Equity based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. In fiscal 1995, the Stock Option and Incentive Plan and the MRP were adopted, providing for the grant of several types of equity-based awards, including stock option and restricted stock awards. These plans were ratified by the Company's stockholders in fiscal 1995, and an amendment to the Stock Option and Incentive Plan increasing the number of shares available for issuance under the Stock Option and Incentive Plan was approved by the Company's stockholders in fiscal 1998. All of the Company's and the Bank's executive officers have received awards pursuant to these plans.

         Through the compensation programs described above, a significant portion of the Company's executive compensation is linked to corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests in corporate performance as discussed above.

         In 1993, Congress amended the Internal Revenue Code of 1986 to add
Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's and the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's employee compensation will be non-deductible in fiscal 2001 or in future years by reason of compensation paid in fiscal 2001. The Committee intends to review the Company's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, to these executive compensation plans with a view toward implementing the Company's compensation policies in a manner that avoids or minimizes any disallowance of tax deductions under Section 162(m). In this regard, each of the new employment agreements entered into with the Named Officers in November 2000 provides for mandatory deferral of compensation that would otherwise be non-deductible by virtue of the limitations of Section 162(m). See "Employment Agreements."

         The foregoing report is furnished by the Compensation Committee of the Board of Directors:

             Amadeu L. Carvalho, Chairman         Mario Teixeira, Jr.

Stock Performance Presentation

         The line graph below compares the cumulative total stockholder return on the common stock to the cumulative total return of a broad index (all Nasdaq U.S. Stocks) and a savings and loan industry index for the period June 30, 1996 through June 30, 2001.


                        PennFed Financial Services, Inc.


                        [PERFORMANCE GRAPH  APPEARS HERE]



Index                              6/30/96    6/30/97    6/30/98     6/30/99    6/30/00   6/30/01
--------------------------------------------------------------------------------------------------
PennFed Financial Services, Inc.   100.00     177.41     217.55      209.12     189.66     313.39
NASDAQ - Total US                  100.00     121.60     160.06      230.22     340.37     184.51
SNL $1B-$5B Thrift Index           100.00     162.01     236.88      203.74     165.88     282.93

            PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Deloitte & Touche LLP to be its auditors for the 2002 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Deloitte & Touche LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         For the fiscal year ended June 30, 2001, Deloitte & Touche LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2001:
               $175,130.

         (b)   Financial Information Systems Design and Implementation Fees: $0.

         (c)   All other fees: $34,550.

         The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by item (c) above is compatible with maintaining the independence of Deloitte & Touche LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989, no later than May 27, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than July 26, 2002. If, however, the date of the next annual meeting is before October 4, 2002 or after December 23, 2002, proposals must instead be received by the Company by the later of the 60th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to these persons were complied with during fiscal 2001.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with its best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telephone without additional compensation.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ William C. Anderson
                                             -----------------------
                                             William C. Anderson
                                             Chairman of Board

West Orange, New Jersey
September 24, 2001

                                   APPENDIX A

                        PENNFED FINANCIAL SERVICES, INC.
                            PENN FEDERAL SAVINGS BANK
                             AUDIT COMMITTEE CHARTER

                        STATEMENT OF POLICY AND AUTHORITY

The Board of Directors believes that an effective Audit Committee is essential to the integrity of the financial reporting process of PennFed Financial Services, Inc. (Company) and Penn Federal Savings Bank (Bank). It shall be the objective of the Audit Committee to work closely with the Board of Directors, Senior Management, the Internal Audit Division, the external auditors and regulatory agencies, to develop and maintain an Audit Committee function acceptable to all. The Audit Committee shall have unrestricted access to Company and Bank personnel and documents and will be given the resources necessary to discharge its responsibilities.

                                  ORGANIZATION

Composition

The Audit Committee will be comprised of three or more directors, as determined by the Board of Directors. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers (NASD). The Committee members will be elected annually at the organizational meetings of the full Board for the Company and the Bank. One of the members will be elected Committee Chair by the Board.

Meetings

The Audit Committee of the Bank shall meet at least four times per year and the Company shall meet at least twice a year, with other meetings called as necessary. A meeting prior to the company's fiscal year-end shall be held with the internal and external auditors and with management to discuss the scope and objective of the external audit. A post audit meeting shall be conducted prior to issuance of the annual independent audit report, with the same parties in attendance, to ensure that the Committee is satisfied with the disclosure and content of the financial statements to be contained in the report. The other meetings shall be held to review and discuss noted weaknesses in internal accounting controls and/or other matters noted during the internal and external auditors' examinations, along with management's corrective action.

As necessary or desirable, the Chair of the Committee shall request that members of management, general or independent counsel, internal audit representatives, and representatives of the external auditors, be present at the meetings of the Committee. Also, sufficient opportunity should be made available for the internal or external auditors to meet with members of the Audit Committee without members of management present.

Minutes

Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall be reviewed and approved at the next regularly scheduled meeting of the Audit Committee.

Functions

Within the context of the Audit Committee's Statement of Policy and Authority, the primary functions of the Committee shall be to:

         o Assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting controls.

         o Provide a focal point for communications among non-committee directors, Company and Bank management, and internal and external auditors.

         o Act as liaison for the Board of Directors to help ensure the independence of the Bank internal and external auditors and the integrity of management.

                                RESPONSIBILITIES

In fulfilling stated roles within the framework of the Audit Committee's Statement of Policy and Authority, specific responsibilities are to be assumed by the Committee. These responsibilities include the following:

         o Review the scope of the proposed external auditors' audit for the current year and the results of such audit including recommendations and management's responses.

         o Review with management and internal and external auditors the adequacy of internal controls, including the prevention or detection of management override or compromise of the internal control system.

         o Review with management and internal and external auditors the Company and Bank's compliance with laws and regulations.

         o Review the scope and adequacy of the Bank's proposed internal audit program for the coming year and coordination of such program with the external auditors in order to maintain an effective balance of resources.

         o Review the current year's internal audit plan for progress, explanations for any deviations from the plan, and a summary of findings from completed internal audits.


                                    REPORTING

The Audit Committee shall report to the Board of Directors outlining the activities of each meeting. This report shall discuss any specific actions the Committee has taken and, as appropriate, significant matters discussed.

The Audit Committee shall annually report in the proxy or information statements relating to votes of shareholders the following:

         o The Committee has reviewed and discussed the Company's audited financial statements with management and the independent auditors.

         o        The Committee has discussed the matters outlined in SAS No.
                  61, Communication with Audit Committees, with the independent auditors.

         o The Committee has discussed independence issues with the auditors and received the communications required by Independence Standards Board No. 1, Independence Discussions with Audit Committees.

The Audit Committee report must indicate that based on its review and discussions of the items noted above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report.

                                REVOCABLE PROXY
                        PENNFED FINANCIAL SERVICES, INC.

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2001

     The undersigned hereby appoints the Board of Directors of PennFed Financial Services, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, October 24, 2001 at the Fairfield Executive Inn, located at 216-234 Route 46 East, Fairfield, New Jersey, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as follows:


Please be sure to sign and date              Date __________________________
  this Proxy in the box below.


____________________________________________________________________________
   Stockholder sign above                Co-holder (if any) sign above





I.     The election of the following directors for three-year terms:

                For          Withhold        For All Except
                [_]             [_]               [_]

            WILLIAM C. ANDERSON           AMADEU L. CARVALHO

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

II. The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2002.

                For           Against           Abstain
                [_]             [_]               [_]



     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote"FOR" the election of the nominees named herein and"FOR" the ratification of the appointment of Deloitte & Touche LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.



  Detach above card, sign, date and mail in postage-paid envelope provided.

                        PENNFED FINANCIAL SERVICES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signor(s) acknowledge(s) receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


------------------------------

------------------------------

------------------------------